UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 21, 2023
_______________________
Sysco Corporation
(Exact name of registrant as specified in its charter)
_________________________

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1390 Enclave Parkway, Houston, TX 77077-2099
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (281) 584-1390
                N/A
(Former name or former address, if changed since last report)
_________________________
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 Par Value	SYY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

To the extent applicable, the information contained in Item 5.03 is incorporated into this Item 3.03 by reference.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On and effective June 21, 2023, the Board of Directors (the “Board”) of Sysco Corporation (“Sysco” or the “Company”), upon the recommendation of the Corporate Governance and Nominating Committee of the Board, adopted amended and restated bylaws of the Company (the “Amended and Restated Bylaws”) in connection with the Board’s periodic review of recent developments involving corporate governance practices, the Delaware General Corporation Law (the “DGCL”) and the rules and regulations promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Among other things, the amendments effected by the Amended and Restated Bylaws include:

•modifying the provisions relating to adjournment procedures for stockholder meetings to reflect amendments to the DGCL (Section 5(c));

•modifying the provisions relating to the availability of lists of stockholders entitled to vote at stockholder meetings to reflect amendments to the DGCL (Section 5(d));

•requiring that a stockholder soliciting proxies from other stockholders use a proxy color other than white (Section 5(f));

•updating the procedural, eligibility and disclosure requirements governing the nomination by Sysco stockholders of director candidates for election at annual or special meetings of the Company’s stockholders, including to address the SEC’s recently adopted “universal proxy card” rules set forth in Rule 14a-19 of the Exchange Act (Section 7); and

•making technical and conforming revisions and clarifications.

The foregoing summary of the amendments effected by the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

    (a) Financial Statements of Businesses Acquired.
        Not applicable.

    (b) Pro Forma Financial Information.
        Not applicable.

    (c) Shell Company Transactions.
        Not applicable.

    (d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Sysco Corporation dated June 21, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: June 21, 2023	By:	/s/ Gerald W. Clanton
Gerald W. Clanton
Vice President, Legal, Deputy General Counsel and Assistant Corporate Secretary